Exhibit 99.1

MUNICIPAL MORTGAGE & EQUITY, LLC

EARNINGS PACKAGE

QUARTER ENDED JUNE 30, 2004

MUNICIPAL MORTGAGE & EQUITY, LLC
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)
(unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
	2004	2003	2004	2003
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,340	$14,366	$40,842	$30,721
Interest on loans	11,388	7,894	22,109	17,804
Interest on short-term investments	1,859	332	2,666	524

Total interest income	34,587	22,592	65,617	49,049

Fee income
Syndication fees	4,190	1,825	7,941	3,236
Origination and brokerage fees	2,848	2,219	3,765	2,917
Loan servicing fees	1,139	1,070	2,258	2,202
Asset management and advisory fees	1,967	1,198	8,133	2,274
Guarantee fees	1,506	112	3,359	223
Other income	1,705	3,197	3,542	5,283

Total fee income	13,355	9,621	28,998	16,135

Net rental income	5,496	—	5,496	—

Total income	53,438	32,213	100,111	65,184

EXPENSES:
Interest expense	21,279	8,724	36,743	19,092
Interest expense on preferred shares	3,035	—	6,081	—
Salaries and benefits	20,421	8,671	33,480	14,637
General and administrative	6,992	1,972	11,017	3,628
Professional fees	2,731	877	4,225	1,866
Depreciation and amortization	3,597	414	5,209	803

Total expenses	58,055	20,658	96,755	40,026

Net gain on sale of loans	1,730	540	2,410	1,720
Net gain (loss) on sale of tax-exempt investments	1,013	(6)	1,205	(6)
Net gain on sale of investments in tax credit equity partnerships	379	178	2,814	276
Net gain on termination of derivatives	—	741	—	741
Net holding gains (losses) on derivatives	7,853	(2,449)	5,498	424
Impairments and valuation allowances related to investments	(430)	(1,144)	(730)	(1,144)
Net losses from equity investments in partnerships	(71,224)	(1,606)	(81,735)	(2,353)

Net income before income taxes, income allocable to minority interest, and cumulative effect of accounting change	(65,296)	7,809	(67,182)	24,816
Income tax benefit (expense)	(173)	540	2,337	472

Net income before income allocable to minority interest and cumulative effect of accounting change	(65,469)	8,349	(64,845)	25,288
Net income (expense) allocable to minority interest	76,659	(2,995)	76,764	(5,989)

Net income before discontinued operations and cumulative effect of accounting change	11,190	5,354	11,919	19,299
Discontinued operations	—	25,748	—	25,748

Net income before cumulative effect of accounting change	11,190	31,102	11,919	45,047
Cumulative effect of a change in accounting principle	—	—	520	—

Net income	$11,190	$31,102	$12,439	$45,047

	For the three months ended		For the six months ended
	June 30,		June 30,
	2004	2003	2004	2003
Basic earnings per common share:
Earnings before discontinued operations and cumulative effect of accounting change	$0.32	$0.19	$0.35	$0.69
Discontinued operations	—	0.89	—	0.91
Cumulative effect of a change in accounting principle	—	—	0.02	—

Basic earnings per common share	$0.32	$1.08	$0.37	$1.60

Weighted average common shares outstanding	34,800,580	28,857,305	34,047,243	28,104,281
Diluted earnings per common share:
Earnings before discontinued operations and cumulative effect of accounting change	$0.32	$0.18	$0.35	$0.68
Discontinued operations	—	0.88	—	0.90
Cumulative effect of a change in accounting principle	—	—	0.02	—

Diluted earnings per common share	$0.32	$1.06	$0.37	$1.58

Weighted average common shares outstanding	35,140,968	29,213,062	34,406,363	28,451,480

VARIANCE ANALYSIS FOR GAAP

2nd Quarter 2004 Compared to 2nd Quarter 2003:

GAAP net income for the second quarter of 2004 decreased $19.9 million compared to the same period last year due primarily to the following changes:

(1) a $25.7 million decrease in discontinued operations resulting from the sale of a property (NorthPointe) in the second quarter of 2003;

(2) a $10.8 million increase in operating expenses due to additional employees and expenses from the July 2003 acquisition of a leading tax credit syndication business;

(3) a $1.9 million increase in salaries and benefits due to growth in headcount and an increase in bonus expense accruals;

(4) a $1.5 million decrease in other income composed primarily of:

(i)	a $2.4 million decrease in fees earned on nonrecurring transactions including prepayment penalties, a fee on a conventional equity transaction and other income related to the sale of a property (NorthPointe); offset in part by

(ii)	$0.7 million of other fee income generated by the tax credit equity business, including general partner fees, guarantee fees and investment valuation service fees; and

(iii)	a $0.3 million increase in put income;

(5)	a $1.3 million increase in professional fees primarily due to an increase in accounting and legal expenses related to Sarbanes-Oxley 404 compliance and new transactions;

(6)	a $1.2 million increase in amortization of intangibles related to the July 2003 acquisition;

(7)	a $0.7 million increase in income tax expense;

Offset in part by:

(8)	a $10.3 million increase in the fair value of derivatives;

(9)	a $3.6 million increase in net interest income (total interest income less interest expense);

(10)	$4.2 million in net income attributed to consolidation of the tax credit equity funds under FIN46, financing accounting for the Company’s investment in guaranteed tax credit funds and equity accounting for the Company’s warehousing of tax credit equity properties (see Note 1 below);

(11)	$2.8 million increase in syndication and asset management fees generated by the tax credit equity business;

(12)	a $1.5 million increase in net gain on sales due primarily to:

(i)	a $1.2 million increase in gain on sale of loans to GNMA, FNMA and other conduit lenders;

(ii)	a $1.0 million increase in gain on sale of tax-exempt bond investments; partially offset by

(iii)	a $0.7 million decrease in gain on sale of derivatives; and

(13)	a $0.7 million decrease in impairments and valuation allowances related to investments.

Note 1:	The Company’s operations include those of tax credit equity funds consolidated pursuant to FIN 46. Because the funds’ primary business purpose is to make equity investments in underlying property partnerships, the vast majority of the funds’ activity is recorded in net losses from equity investments in partnerships. The Company typically holds less than a 1% interest in the funds and therefore, approximately 99% of the funds’ losses are shown as minority interest income in the consolidated income statement. All fees charged by the Company to the funds, primarily syndication and asset management, are eliminated in consolidation.

VARIANCE ANALYSIS FOR GAAP

Year-to-date 2004 Compared to Year-to-date 2003:

GAAP net income for the six months ended June 30, 2004 decreased $32.6 million compared to the same period last year due primarily to the following changes:

(1) a $25.7 million decrease in discontinued operations resulting from the sale of a property (NorthPointe) in the second quarter of 2003;

(2) an $18.8 million increase in operating expenses due to additional employees and expenses from the July 2003 acquisition;

(3) a $3.5 million increase in salaries and benefits due to growth in headcount and an increase in bonus expense accruals;

(4) a $2.4 million increase in amortization of intangibles related to the July 2003 HCI acquisition;

(5) a $1.7 million decrease in other income composed primarily of:

a.	a $3.9 million decrease in fees earned on nonrecurring transactions including prepayment penalties, a fee on a conventional equity transaction and other income related to the sale of a property (NorthPointe); offset in part by,

b.	$1.3 million of other fee income generated by the tax credit equity business, which includes general partner fees, guarantee fees and investment valuation service fees; and

c.	a $0.6 million increase in put income;

(6)	$1.5 million in net loss attributed to consolidation of the tax credit equity funds under FIN46, financing accounting for the Company’s investment in guaranteed tax credit funds and equity accounting for the Company’s warehousing of tax credit equity properties (see Note 1 below);

(7)	a $1.3 million increase in professional fees primarily due to an increase in accounting and legal expenses related to Sarbanes-Oxley 404 compliance and new transactions;

Offset in part by:

(8)	a $10.0 million increase in syndication and asset management fees generated by the tax credit equity business;

(9)	a $5.1 million increase in the fair value of derivatives;

(10)	a $3.1 million increase in net interest income (total interest income less interest expense);

(11)	a $1.9 increase in income tax benefit;

(12)	a $1.2 million increase in net gain on sales due primarily to:

a.	a $1.2 million increase in gain on sale of tax-exempt bond investments;

b.	a $0.7 million increase in gain on sale of loans to GNMA, FNMA and other conduit lenders; partially offset by

c.	a $0.7 million decrease in gain on sale of derivatives; and

(13) a $0.8 million increase in loan brokerage fees.

Note 1:	The Company’s operations include those of tax credit equity funds consolidated pursuant to FIN 46. Because the funds’ primary business purpose is to make equity investments in underlying property partnerships, the vast majority of the funds’ activity is recorded in net losses from equity investments in partnerships. The Company typically holds less than a 1% interest in the funds and therefore, approximately 99% of the funds’ losses are shown as minority interest income in the consolidated income statement. All fees charged by the Company to the funds, primarily syndication and asset management, are eliminated in consolidation.

MUNICIPAL MORTGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)
(unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	6/30/2004	03/31/04	12/31/03	09/30/03	06/30/03
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,340	$19,502	$16,232	$15,894	$14,366
Interest on loans	11,388	10,721	9,616	9,790	7,894
Interest on short-term investments	1,859	807	1,326	308	332

Total interest income	34,587	31,030	27,174	25,992	22,592

Fee income
Syndication fees	4,190	3,751	17,856	5,764	1,825
Origination and brokerage fees	2,848	917	2,805	862	2,219
Loan servicing fees	1,139	1,119	981	1,052	1,070
Asset management and advisory fees	1,967	6,166	4,871	3,191	1,198
Guarantee fees	1,506	1,853	1,500	1,891	112
Other income	1,705	1,837	1,881	1,691	3,197

Total fee income	13,355	15,643	29,894	14,451	9,621

Net rental revenue	5,496	—	—	—	—

Total income	53,438	46,673	57,068	40,443	32,213

EXPENSES:
Interest expense (Note 1)	21,279	15,464	12,741	12,696	8,724
Interest expense on preferred shares (Note 1)	3,035	3,046	3,194	2,994	—
Salaries and benefits	20,421	13,059	15,034	12,065	8,671
General and administrative	6,992	4,025	5,149	3,385	1,972
Professional fees	2,731	1,494	1,217	1,105	877
Depreciation and amortization	3,597	1,612	2,859	2,863	414

Total expenses	58,055	38,700	40,194	35,108	20,658

Net gain on sale of loans	1,730	680	1,521	1,623	540
Net gain (loss) on sale of tax-exempt investments	1,013	192	(4,525)	6,665	(6)
Net gain on sale of investments in tax credit equity partnerships	379	2,435	2,471	—	178
Net gain (loss) on termination of derivatives	—	—	(193)	—	741
Net holding gains (losses) on derivatives	7,853	(2,355)	2,400	3,498	(2,449)
Impairments and valuation allowances related to investments	(430)	(300)	(5,839)	—	(1,144)
Net losses (gains) from equity investments in partnerships	(71,224)	(10,511)	788	(1,608)	(1,606)
Income tax benefit (expense)	(173)	2,510	(2,956)	2,622	540
Income (expense) allocable to minority interest (Note 1)	76,659	105	—	—	(2,995)

Net income from continuing operations	11,190	729	10,541	18,135	5,354
Discontinued operations	—	—	—	—	25,748
Cumulative effect of a change in accounting principle	—	520	(1,228)	—	—

Net income	$11,190	$1,249	$9,313	$18,135	$31,102

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
Net income from continuing operations	$0.32	$0.02	$0.33	$0.63	$0.19
Discontinued operations	—	—	—	—	0.89
Cumulative effect of a change in accounting principle	—	0.02	(0.04)	—	—

Basic earnings per common share	$0.32	$0.04	$0.29	$0.63	$1.08

Weighted average common shares outstanding	34,800,580	33,301,337	32,496,904	28,842,447	28,857,305
Diluted earnings per common share:
Net income from continuing operations	$0.32	$0.02	$0.32	$0.62	$0.18
Discontinued operations	—	—	—	—	0.88
Cumulative effect of a change in accounting principle	—	0.02	(0.04)	—	—

Diluted earnings per common share	$0.32	$0.04	$0.28	$0.62	$1.06

Weighted average common shares outstanding	35,140,968	33,679,188	32,894,390	29,224,605	29,213,062

Note 1:	As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Municipal Mortgage & Equity, LLC
Reconciliation of Basic and Diluted EPS
(unaudited)

	For the three months ended June, 2004			For the three months ended June, 2003
	Income	Shares	Per Share	Income	Shares	Per Share
	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount
(in thousands, except share and per share data)
Basic EPS
Net income from continuing operations	$11,190		$0.32	$5,354		$0.19
Discontinued operations	—		—	25,748		0.89

Income allocable to common shares	$11,190	34,800,580	$0.32	$31,102	28,857,305	$1.08

Effect of Dilutive Securities
Options and deferred shares		340,388			355,757

Diluted EPS
Net income from continuing operations	$11,190		$0.32	$5,354		$0.18
Discontinued operations	—			25,748		0.88

Income allocable to common shares plus assumed conversions	$11,190	35,140,968	$0.32	$31,102	29,213,062	$1.06

	For the six months ended June, 2004			For the six months ended June, 2003
	Income	Shares	Per Share	Income	Shares	Per Share
	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount
(in thousands, except share and per share data)
Basic EPS
Net income from continuing operations	$11,919		$0.35	$19,299		$0.69
Discontinued operations	—		—	25,748		0.91
Cumulative effect of a change in accounting principle	520		0.02	—		—

Income allocable to common shares	$12,439	34,047,243	$0.37	$45,047	28,104,281	$1.60

Effect of Dilutive Securities
Options and deferred shares		359,120			347,199

Diluted EPS
Net income from continuing operations	$11,919		$0.35	$19,299		$0.68
Discontinued operations	—		—	25,748		0.90
Cumulative effect of a change in accounting principle	520		0.02	—		—

Income allocable to common shares plus assumed conversions	$12,439	34,406,363	$0.37	$45,047	28,451,480	$1.58

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
(in thousands)

(unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	6/30/2004	03/31/04	12/31/03	09/30/03	06/30/03
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,340	$19,502	$16,232	$15,894	$14,366
Interest on loans	11,388	10,721	9,616	9,790	7,894
Interest on short-term investments	1,859	807	1,326	308	332

Total interest income	34,587	31,030	27,174	25,992	22,592

Fee income
Syndication fees	4,190	3,751	17,856	5,764	1,825
Origination and brokerage fees	2,848	917	2,805	862	2,219
Loan servicing fees	1,139	1,119	981	1,052	1,070
Asset management and advisory fees	1,967	6,166	4,871	3,191	1,198
Guarantee fees	1,506	1,853	1,500	1,891	112
Other income	1,705	1,837	1,881	1,691	3,197

Total fee income	13,355	15,643	29,894	14,451	9,621

Net rental income	5,496	—	—	—	—

Total income	53,438	46,673	57,068	40,443	32,213

EXPENSES:
Interest expense	21,279	15,464	12,741	12,696	8,724
Interest expense on preferred shares	3,035	3,046	3,194	2,994	—
Salaries and benefits	20,421	13,059	15,034	12,065	8,671
General and administrative	6,992	4,025	5,149	3,385	1,972
Professional fees	2,731	1,494	1,217	1,105	877
Depreciation and amortization	3,597	1,612	2,859	2,863	414

Total expenses	58,055	38,700	40,194	35,108	20,658

Net gain on sale of loans	1,730	680	1,521	1,623	540
Net gain (loss) on sale of tax-exempt investments	1,013	192	(4,525)	6,665	(6)
Net gain on sale of investments in tax credit equity partnerships	379	2,435	2,471	—	178
Net gain (loss) on termination of derivatives	—	—	(193)	—	741
Net holding gains (losses) on derivatives	7,853	(2,355)	2,400	3,498	(2,449)
Impairments and valuation allowances related to investments	(430)	(300)	(5,839)	—	(1,144)
Net losses from equity investments in partnerships	(71,224)	(10,511)	788	(1,608)	(1,606)
Income tax benefit (expense)	(173)	2,510	(2,956)	2,622	540
Net income allocable to minority interest	76,659	105	—	—	(2,995)

Net income from continuing operations	11,190	729	10,541	18,135	5,354
Discontinued operations	—	—	—	—	25,748
Cumulative effect of a change in accounting principle	—	520	(1,228)	—	—

Net income	$11,190	$1,249	$9,313	$18,135	$31,102

Conversion to Cash Available for Distribution:
(1) Mark to market adjustments	$(7,853)	$2,355	$(2,400)	$(3,498)	$2,449
(2) Equity investments	1,985	2,866	(235)	1,995	3,181
(3) Net gain on sales	(1,663)	(125)	(2,211)	(577)	(10,486)
(3) Amortization of capitalized mortgage servicing fees	464	403	385	390	414
(3) Amortization of asset management contracts	1,179	1,179	2,458	2,422	—
(4) Origination and brokerage fees, syndication fees and other income, net	17,471	1,852	2,650	2,675	1,335
(5) Valuation allowances and other-than-temporary impairments	430	326	3,037	—	1,097
(6) Deferred tax expense	(13)	(2,514)	21	(2,622)	984
(7) Discontinued operations	—	—	—	—	(25,748)
(7) Interest income	—	—	—	—	10,793
(8) Fund income	(1,866)	5,930	4,775	(3,629)	—
(9) Change in accounting principle	—	(520)	1,228	—	—

Cash Available for Distribution (CAD)	$21,324	$13,001	$19,021	$15,291	$15,121

Notes:

(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These gains and losses are not included in the Company’s calculation of CAD.

(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.
(3) For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of certain mortgage servicing rights; (b) amortization of certain mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of certain asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.
(4) This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:
     (a) Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.
     (b) Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds. For quarters ended and after June 30, 2004, for GAAP purposes syndication fees relating to certain tax credit equity funds are eliminated in consolidation as a result of consolidating those funds under Financial Interpretation No.46 (Revised), “Consolidation of Variable Interest Entities” (“FIN 46”).
     (c) Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.
     (d) Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition, and second as income consistent with certain CAD revenue recognition. For the quarter ended June 30, 2004, for GAAP purposes asset management fees relating to certain tax credit equity funds are eliminated as a result of consolidating certain tax credit equity funds under FIN46.
(5) For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.
(6) For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.
(7) For GAAP reporting, the Company recognized a gain upon the sale of a property. This gain was required to be classified as discontinued operations because the Company owned the property prior to the sale. For CAD reporting, the gain was significantly less due to recording a portion of the proceeds as interest income. In addition, the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.
(8) For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD. In addition, as a result of the adoption of FIN46, the company determined its residual interests in non-guaranteed tax credit equity funds represented equity interests in variable interest entities (“VIEs”) and the Company was the primary beneficiary of certain of those VIEs and, therefore, was required to consolidate the funds. The GAAP earnings (loss) from these tax credit equity funds is not included in CAD.
(9) In conjunction with (8) above, as a result of the adoption of FIN46, the Company recorded a cumulative effect adjustment for GAAP accounting. This adjustment is not included in CAD.

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
(in thousands)
(unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
	2004	2003	2004	2003
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,340	$14,366	$40,842	$30,721
Interest on loans	11,388	7,894	22,109	17,804
Interest on short-term investments	1,859	332	2,666	524

Total interest income	34,587	22,592	65,617	49,049

Fee income
Syndication fees	4,190	1,825	7,941	3,236
Origination and brokerage fees	2,848	2,219	3,765	2,917
Loan servicing fees	1,139	1,070	2,258	2,202
Asset management and advisory fees	1,967	1,198	8,133	2,274
Guarantee fees	1,506	112	3,359	223
Other income	1,705	3,197	3,542	5,283

Total fee income	13,355	9,621	28,998	16,135

Net rental income	5,496	—	5,496	—

Total income	53,438	32,213	100,111	65,184

EXPENSES:
Interest expense	21,279	8,724	36,743	19,092
Interest expense on preferred shares	3,035	—	6,081	—
Salaries and benefits	20,421	8,671	33,480	14,637
General and administrative	6,992	1,972	11,017	3,628
Professional fees	2,731	877	4,225	1,866
Depreciation and amortization	3,597	414	5,209	803

Total expenses	58,055	20,658	96,755	40,026

Net gain on sale of loans	1,730	540	2,410	1,720
Net gain (loss) on sale of tax-exempt investments	1,013	(6)	1,205	(6)
Net gain on sale of investments in tax credit equity partnerships	379	178	2,814	276
Net gain on termination of interest rate swaps	—	741	—	741
Net holding gains (losses) on derivatives	7,853	(2,449)	5,498	424
Impairments and valuation allowances related to investments	(430)	(1,144)	(730)	(1,144)
Net gains (losses) from equity investments in partnerships	(71,224)	(1,606)	(81,735)	(2,353)
Income tax benefit (expense)	(173)	540	2,337	472
Net income allocable to minority interest	76,659	(2,995)	76,764	(5,989)

Net income from continuing operations	11,190	5,354	11,919	19,299
Discontinued operations	—	25,748	—	25,748
Cumulative effect of a change in accounting principle	—	—	520	—

Net income	$11,190	$31,102	$12,439	$45,047

Conversion to Cash Available for Distribution:
(1) Mark to market adjustments	$(7,853)	$2,449	$(5,498)	$(424)
(2) Equity investments	1,985	3,181	4,851	5,591
(3) Net gain on sales	(1,663)	(10,486)	(1,788)	(10,813)
(3) Amortization of capitalized mortgage servicing fees	464	414	867	766
(3) Amortization of asset management contracts	1,179	—	2,358	—
(4) Origination and brokerage fees, syndication fees and other income, net	17,471	1,335	19,323	1,616
(5) Valuation allowances and other-than-temporary impairments	430	1,097	756	1,097
(6) Deferred tax expense	(13)	984	(2,527)	1,612
(7) Discontinued operations	—	(25,748)	—	(25,748)
(7) Interest income	—	10,793	—	10,793
(8) Fund Income	(1,866)	—	4,064	—
(9) Change in Accounting Principle	—	—	(520)	—

Cash Available for Distribution (CAD)	$21,324	$15,121	$34,325	$29,537

Notes:

(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These gains and losses are not included in the Company’s calculation of CAD.

(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.

(3) For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of certain mortgage servicing rights; (b) amortization of certain mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of certain asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4) This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

     (a) Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.

     (b) Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds. For quarters ended and after June 30, 2004, for GAAP purposes syndication fees relating to certain tax credit equity funds are eliminated in consolidation as a result of consolidating those funds under Financial Interpretation No.46 (Revised), “Consolidation of Variable Interest Entities” (“FIN 46”).

     (c) Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.

     (d) Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition, and second as income consistent with certain CAD revenue recognition. For the quarter ended June 30, 2004, for GAAP purposes asset management fees relating to certain tax credit equity funds are eliminated as a result of consolidating certain tax credit equity funds under FIN46.

(5) For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.

(6) For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.

(7) For GAAP reporting, the Company recognized a gain upon the sale of a property. This gain was required to be classified as discontinued operations because the Company owned the property prior to the sale. For CAD reporting, the gain was significantly less due to recording a portion of the proceeds as interest income. In addition, the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

(8) For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD. In addition, as a result of the adoption of FIN46, the company determined its residual interests in non-guaranteed tax credit equity funds represented equity interests in variable interest entities (“VIEs”) and the Company was the primary beneficiary of certain of those VIEs and, therefore, was required to consolidate the funds. The GAAP earnings (loss) from these tax credit equity funds is not included in CAD.

(9) In conjunction with (8) above, as a result of the adoption of FIN46, the Company recorded a cumulative effect adjustment for GAAP accounting. This adjustment is not included in CAD.

MUNICIPAL MORTGAGE & EQUITY, LLC
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(in thousands, except share and per share data)
(unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
	2004	2003	2004	2003
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans	$32,342	$31,597	$61,201	$56,445
Interest on short-term investments	1,930	332	2,717	524
Syndication fees	11,190	1,825	15,923	3,236
Origination and brokerage fees	4,191	2,711	6,161	3,871
Loan servicing fees	1,940	1,835	3,813	3,744
Asset management and advisory fees	5,398	1,198	11,564	2,274
Distributions from equity investments in partnerships	1,887	1,716	3,805	3,547
Other income	6,718	4,221	9,056	6,312
Net gain (loss) on sales	1,089	(9,033)	1,700	(8,082)

TOTAL SOURCES OF CASH	66,685	36,402	115,940	71,871

EXPENSES:
Interest expense	16,450	8,102	31,189	17,941
Interest expense — preferred shares (Note 1)	3,035	—	6,081	—
Salaries and benefits	19,679	8,671	32,738	14,637
Professional fees	2,481	877	3,975	1,866
General and administrative	3,529	2,113	7,468	3,938
Loan loss expense	—	47	(26)	47
Income tax expense (benefit)	187	(1,524)	190	(2,084)

TOTAL EXPENSES	45,361	18,286	81,615	36,345

CASH AVAILABLE FOR DISTRIBUTION	21,324	18,116	34,325	35,526

LESS:
Cash allocable to minority interest (Note 1)	—	2,995	—	5,989

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$21,324	$15,121	$34,325	$29,537

CAD PER COMMON SHARE	$0.61	$0.52	$0.98	$1.02

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$21,324	$15,121	$34,325	$29,537

ACTUAL AMOUNT PAID	$16,138	$12,903	$32,078	$25,740

PAYOUT RATIO	75.7%	85.3%	93.5%	87.3%

COMMON SHARES OUTSTANDING	34,893,770	28,832,443

CASH DISTRIBUTION PER COMMON SHARE	$0.4625	$0.4475	$0.9200	$0.8925

Note 1: As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

     The primary differences between Net Income as calculated under generally accepted accounting principles (“GAAP”) and Cash Available For Distribution (“CAD”) result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. As a result of Financial Interpretation No. 46 (Revised), “Consolidation of Variable Interest Entities”, effective in the second quarter of 2004 asset management and syndication fees are eliminated for GAAP as a result of consolidating the tax credit equity funds.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options and vesting of deferred shares.

VARIANCE ANALYSIS FOR CAD

2nd Quarter 2004 Compared to 2nd Quarter 2003:

CAD for the second quarter of 2004 increased $6.2 million over the same period last year due primarily to the following changes:

(1)	a $13.3 million increase in syndication and asset management fees generated by the tax credit equity fund business primarily as a result of the July 2003 acquisition;

(2)	a $10.1 million increase in net gain on sale due primarily to:

(i)	a $10.8 million loss recorded in 2003 on the termination of interest rate swaps; offset in part by

(ii)	a $0.7 million decrease in gain on sale of tax-exempt bond investments;

(3)	a $2.5 million increase in other income composed primarily of:

(i)	$4.2 million in guarantee fee income resulting from the closing of guaranteed tax credit funds in the second quarter of 2004;

(ii)	$1.5 million of other fee income generated by the tax credit equity business, which includes general partner fees, guarantee fees and investment valuation service fees; and

(iii)	a $0.3 million increase in income on written put options; offset in part by

(iv)	a $3.5 million decrease in fees earned on nonrecurring transactions including prepayment penalties, a fee on a conventional equity transaction and other income related to the sale of a property (NorthPointe);

(4)	a $1.6 million increase in income on short-term investments due primarily to reimbursement of warehousing costs from tax credit equity funds;

(5)	a $1.5 million increase in origination fees due primarily to an increase in tax-exempt bond originations;

Offset in part by:

(6)	a $10.9 million increase in operating expenses due to additional employees and expenses from the July 2003 acquisition;

(7)	a $7.6 million decrease in net interest income (interest on bonds, residual interest in bond securitizations and loans less interest expense) due primarily to:

(i)	$10.8 million of deferred base interest and yield maintenance collected in 2003 upon the sale of Northpointe; partially offset by

(ii)	a $3.2 million increase in net interest income on bonds and loans;

(8)	a $1.9 million increase in salaries and benefits due to growth in headcount and an increase in bonus expense accruals;

(9)	a $1.7 million increase in income tax expense due to an increase in taxable income; and

(10)	a $1.3 million increase in professional fees primarily due to an increase in accounting and legal expenses related to Sarbanes-Oxley 404 compliance and new transactions.

VARIANCE ANALYSIS FOR CAD

Year-to-Date 2004 Compared to Year-to-Date 2003:

CAD income for the six months ended June 30, 2004 increased $4.8 million over the same period last year due primarily to the following changes:

(1)	a $21.6 million increase in syndication and asset management fees generated by the tax credit equity fund business primarily as a result of the July 2003 acquisition;

(2)	a $9.8 million increase in net gain on sale due primarily to

(i)	a $10.8 million loss recorded in 2003 on the termination of interest rate swaps; offset in part by

(ii)	a $0.7 million decrease in gain on sale of tax-exempt bond investments;

(iii)	a $0.3 million decrease in gain on sale of loans to GNMA, FNMA and other conduit lenders;

(3)	a $2.7 million increase in other income composed primarily of:

(i)	$4.2 million in guarantee fee income resulting from the closing of guaranteed tax credit funds in the second quarter of 2004;

(ii)	$2.6 million of other fee income generated by the tax credit equity business, which includes general partner fees, guarantee fees and investment valuation service fees; and

(iii)	a $0.5 million increase in income on written put options; offset in part by,

(iv)	a $4.6 million decrease in fees earned on nonrecurring transactions including prepayment penalties, a fee on a conventional equity transaction and other income related to the sale of a property (NorthPointe);

(4)	a $2.3 million increase in origination fees due primarily to an increase in tax-exempt bond originations;

(5)	a $2.2 million increase in income on short-term investments due primarily to reimbursement of warehousing costs from tax credit equity funds;

Offset in part by:

(6)	an $18.8 million increase in operating expenses due to additional employees and expenses from the July 2003 acquisition;

(7)	an $8.5 million decrease in net interest income (interest on bonds, residual interest in bond securitizations and loans less interest expense) due primarily to:

(i)	$10.8 million of deferred base interest and yield maintenance collected in 2003 upon the sale of Northpointe; partially offset by

(ii)	a $2.3 million increase in net interest income on bonds and loans;

(8)	a $3.5 million increase in salaries and benefits due to growth in headcount and an increase in bonus expense accruals;

(9)	a $2.3 million increase in income tax expense due to an increase in taxable income; and

(10)	a $1.3 million increase in professional fees primarily due to an increase in accounting and legal expenses related to Sarbanes-Oxley 404 compliance and new transactions.

MUNICIPAL MORTGAGE & EQUITY, LLC
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(in thousands, except share and per share data)
(unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	6/30/2004	03/31/04	12/31/03	09/30/03	06/30/03
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans	$32,342	$28,859	$24,708	$24,626	$31,597
Interest on short-term investments	1,930	787	1,264	277	332
Syndication fees	11,190	4,733	18,004	6,588	1,825
Origination fees	4,191	1,970	4,047	1,887	2,711
Loan servicing fees	1,940	1,873	1,705	1,708	1,835
Asset management and advisory fees	5,398	6,166	6,267	3,777	1,198
Distributions from equity investments in partnerships	1,887	1,918	2,123	1,946	1,716
Other income	6,718	2,338	2,407	2,384	4,221
Net gain (loss) on sales	1,089	611	878	3,239	(9,033)

TOTAL SOURCES OF CASH	66,685	49,255	61,403	46,432	36,402

EXPENSES:
Interest expense	16,450	14,739	12,372	11,920	8,102
Interest expense — preferred shares (Note 1)	3,035	3,046	3,276	2,994	—
Salaries and benefits	19,679	13,059	15,034	12,065	8,671
Professional fees	2,481	1,494	1,217	1,105	877
General and administrative	3,529	3,939	4,746	3,057	2,113
Loan loss expense	—	(26)	2,802	—	47
Income tax expense (benefit)	187	3	2,935	—	(1,524)

TOTAL EXPENSES	45,361	36,254	42,382	31,141	18,286

CASH AVAILABLE FOR DISTRIBUTION	21,324	13,001	19,021	15,291	18,116
LESS:
Cash allocable to preferred shareholders of a subsidiary company (Note 1)	—	—	—	—	2,995

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$21,324	$13,001	$19,021	$15,291	$15,121

CAD PER COMMON SHARE	$0.61	$0.37	$0.58	$0.53	$0.52

COMMON SHARES OUTSTANDING	34,893,770	34,840,630	32,576,380	28,917,912	28,832,443

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$21,324	$13,001	$19,021	$15,291	$15,121

ACTUAL AMOUNT PAID	$16,138	$15,940	$14,739	$14,643	$12,903

PAYOUT RATIO (Note 2)	75.7%	122.6%	77.5%	95.8%	85.3%

COMMON SHARES OUTSTANDING FOR DISTRIBUTION (Note 2)	34,893,770	34,840,630	32,576,380	32,540,512	28,832,443

CASH DISTRIBUTION PER COMMON SHARE	$0.4625	$0.4575	$0.4525	$0.4500	$0.4475

Note 1: As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Note 2: The payout ratio calculation for the quarter ended 9/30/03 is based on 32,540,412 common shares outstanding to reflect the 3,622,500 common shares issued in October 2003 that received the third quarter distribution.

Note 3: Certain prior quarter amounts have been reclassified to conform to the 6/30/04 presentation.

The primary differences between Net Income as calculated under generally accepted accounting principles (“GAAP”) and Cash Available For Distribution (“CAD”) result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. As a result of Financial Interpretation No.46 (Revised), “Consolidation of Variable Interest Entities”, effective in the second quarter of 2004 asset management and syndication fees are eliminated for GAAP as a result of consolidating the tax credit equity funds.

The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options and vesting of deferred shares.

MUNICIPAL MORTGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	June 30,	December 31,
	2004	2003
ASSETS:
Investment in tax-exempt bonds, net	$1,180,237	$1,043,973
Loans receivable, net	574,956	497,884
Loans receivable held for sale	39,740	54,492
Investments in partnerships	1,587,008	282,492
Investments in derivative financial instruments	3,320	2,563
Cash, cash equivalents and interest receivable	118,167	67,669
Other assets	273,251	160,453
Land, building and equipment	177,284	5,429
Goodwill and other intangible assets	133,379	134,664

TOTAL	$4,087,342	$2,249,619

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Notes payable	$1,010,878	$646,096
Mortgage notes payable	122,578	—
Debentures	60,000	—
Short-term debt	409,493	371,881
Long-term debt	179,988	190,090
Preferred shares subject to mandatory redemption (Note 1)	168,000	168,000
Tax credit equity guarantee liability	150,475	151,326
Investments in derivative financial instruments	10,545	15,287
Other liabilities	109,596	65,073
Minority interest in subsidiary companies	1,192,038	31
Shareholders’ equity	673,751	641,835

TOTAL	$4,087,342	$2,249,619

BOOK VALUE PER COMMON SHARE	$19.35	$19.74

Note 1:	As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standard No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Municipal Mortgage & Equity, LLC
Analysis of Consolidated Balance Sheet Components

The table on page 17 provides an overview, organized according to major categories of invested assets or product types, of the Company’s assets and liabilities as of June 30, 2004. Management believes this presentation provides helpful detail on the components of the Company’s leverage and how the Company’s assets and liabilities relate to those major categories. The table also provides data on the Company’s off-balance-sheet bond securitizations as June 30, 2004 in order to permit comparison of the Company’s leverage based on the GAAP balance sheet alone to leverage inclusive of those off-balance-sheet items. Readers are cautioned that (1) this table does not reflect formal operating units or business segments within the Company, (2) shareholder’s equity for each of columns A through G was calculated by taking assets minus liabilities for each column, and the related columnar shareholder equity figures should not, therefore, be construed as representing the actual or notional equity supporting the invested assets or product type represented by a given column, (3) various items grouped in column E (Other) relate to other columns but have been aggregated in column E for ease of presentation and simplicity (e.g., cash is not allocated among the various columns), and (4) the preferred equity interest in MuniMae TE Bond Subsidiary, LLC has been presented in a separate column F to highlight subsidiary preferred shares reclassified as debt as of July 1, 2003 according to Statement of Financial Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.”

MUNICIPAL MORTGAGE & EQUITY, LLC
ANALYSIS OF CONSOLIDATED BALANCE SHEET COMPONENTS
June 30, 2004
(in thousands, except percentages)
(unaudited)

	(A)		(B)	(C)	(D)	(E)	(F)	(G)	(H)		(I)	(J)
	Bond				CAPREIT		Preferred				Off Balance	Adjusted
	Securitizations and		Taxable	Tax Credit	Equity		Equity in	Tax Credit	Balance Sheet		Sheet Bond	Balance Sheet
	Derivatives (1)		Lending (2)	Operations (3)	Investments (4)	Other	TE Bond Sub (5)	Funds (6)	June 30, 2004		Securitizations	June 30, 2004
ASSETS
Investment in tax-exempt bonds, net	$1,180,237		$—	$—	$—	$—	$—	$—	$1,180,237		$95,270	$1,275,507
Loans receivable, net	28,360		544,074		2,522				574,956			574,956
Loans receivable held for sale			39,740						39,740			39,740
Investments in partnerships				33,327	64,335	(3)		1,489,349	1,587,008			1,587,008
Investment in derivative financial instruments	3,320								3,320			3,320
Cash and cash equivalents						99,962			99,962			99,962
Interest receivable						18,205			18,205			18,205
Restricted assets	1,431				19,477	11,898		162,037	194,843			194,843
Other assets			2,133	45,077		36,735	7,339	(24,498)	66,786			66,786
Land, building and equipment						5,417		171,867	177,284			177,284
Mortgage servicing rights, net			11,622						11,622			11,622
Goodwill (7)			15,855	90,844		1,879			108,578			108,578
Other intangibles				24,801					24,801			24,801

Total assets	$1,213,348		$613,424	$194,049	$86,334	$174,093	$7,339	$1,798,755	$4,087,342		$95,270	$4,182,612

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$89,239		$566,196	$85,432	$—	$—	$—	$270,011	$1,010,878		$—	$1,010,878
Mortgage Notes Payable								122,578	122,578			122,578
Debentures				60,000					60,000			60,000
Short-term debt	409,493								409,493			409,493
Long-term debt	179,988								179,988		95,270	275,258
Preferred shares subject to mandatory redemption							168,000		168,000			168,000
Tax credit syndication guarantee liability								150,475	150,475			150,475
Investment in derivative financial instruments	10,545								10,545			10,545
Accounts payable and accrued expenses						13,904		3,085	16,989			16,989
Interest payable			1,006			6,102	4,485	1,940	13,533			13,533
Unearned revenue and other liabilities						37,426		41,648	79,074			79,074

Total liabilities	689,265		567,202	145,432	—	57,432	172,485	589,737	2,221,553		95,270	2,316,823

Minority Interest in subsidiary companies								1,192,038	1,192,038			1,192,038
Liabilities / Assets	57	%(9)	92%	75%	0%	33%	2350%	33%	54.4	%(10)	100%	55.4%
Percentage of liabilities — balance sheet 6/30/04	31%		25%	7%	0%	2%	8%	27%	100%		N/A	N/A
Percentage of liabilities — adjusted balance sheet 6/30/04	30%		25%	6%	0%	2%	7%	25%	N/A		5%	100%
Total shareholders’ equity (8)	524,083		46,222	48,617	86,334	288,528	(165,146)	(154,887)	673,751		—	673,751

Total liabilities and shareholders’ equity	$1,213,348		$613,424	$194,049	$86,334	$174,093	$7,339	$1,798,755	$4,087,342		$95,270	$4,182,612

(1)	Bond securitizations and derivatives includes the Company’s investments in tax-exempt bonds, bond related investments and derivatives and the related on-balance sheet debt and cash collateral.

(2)	Taxable lending includes the Company’s construction and permanent loans and the related borrowings from the Midland Affordable Housing Group Trust, pension funds and lines of credit.

(3)	Tax credit operations includes the Company’s investment in properties and advances to tax credit equity funds and the related borrowings under lines of credit.

(4)	CAPREIT equity investments includes the taxable equity investments in the CAPREIT joint ventures and the related cash collateral.

(5)	Due to Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” the preferred shares issued by TE Bond Subsidiary have been reclassified to debt.

(6)	Tax credit funds reflects the consolidation of assets and liabilities of certain tax credit equity funds under two GAAP rules: FIN46 which requires consolidation of certain funds which are considered “variable interest entities”; and Statement of Financial Accounting Statement No. 66, “Accounting for Sales of Real Estate”, which requires consolidation of funds where the Company has provided investors a guarantee or has continuing involvement with the assets of the funds. The great majority of assets, and all of the minority interest in subsidiary company, shown in this column relates to funds consolidated as of June 30, 2004 pursuant to FIN46.

(7)	Goodwill of $31.7 million related to the 1999 purchase of the Midland Companies has been allocated equally between taxable lending and tax credit operations.

(8)	Shareholders’ equity was calculated by taking assets minus liabilities and minority interest for each column, and therefore these amounts do not accurately represent the actual or notional amount of equity attributable to each column.

(9)	Including the assets and liabilities from off balance sheet bond securitizations the percentage relating to bond securitizations and derivatives would be 60%.

(10)	Adjusted to include minority interest as a liability the percentage would be 84%. Adjusted to exclude the assets and liabilities of the tax credit funds the percentage would be 71%.

MUNICIPAL MORTGAGE & EQUITY, LLC
2004 INVESTMENTS
SECOND QUARTER AND YTD
(In thousands)

BOND PRODUCTION:

				QUARTER		RECOGNIZED TOTAL FEES	YTD		TOTAL FEES
			PERMANENT INTEREST	BOND VOLUME		THIS QUARTER	BOND VOLUME		RECOGNIZED YTD
PROPERTY	CITY	STATE	RATE	CONSTRUCTION	PERMANENT	FOR CAD	CONSTRUCTION	PERMANENT	FOR CAD
Aldus Street Apartments	Bronx	NY	5.79%	$—	$8,100	$70	$—	$8,100	$70
Alta Ridenour Seniors	Kennesaw	GA	6.60%	14,700	14,700	257	14,700	14,700	257
Columbia Knoll	Portland	OR	7.10%	24,500	24,500	256	24,500	24,500	256
Evergreen at Plano Parkway	Plano	TX	6.55%	14,750	14,750	258	14,750	14,750	258
Hoe Avenue Apartments	Bronx	NY	5.79%	—	6,660	58	—	6,660	58
Peter Cintron Apartments	Bronx	NY	5.79%	—	7,840	68	—	7,840	68
Stonehouse Valley	San Antonio	TX	6.60%	11,800	11,800	207	11,800	11,800	207
Tranquility Bay	Pearland	TX	6.50%	14,350	14,350	179	14,350	14,350	179
Westchase Park Apartments	Atlanta	GA	6.40%	14,400	14,400	180	14,400	14,400	180

				94,500	117,100	1,533	94,500	117,100	1,533
First Quarter Volume				—	—	—	14,050	49,280	364

TOTAL				$94,500	$117,100	$1,533	$108,550	$166,380	$1,897

CONSTRUCTION/PERMANENT LENDING, SYNDICATION AND OTHER PRODUCTION:

		TOTAL FEES		TOTAL FEES
		RECOGNIZED		RECOGNIZED
	QUARTER	THIS QUARTER	YTD	YTD
	VOLUME	FOR CAD	VOLUME	FOR CAD
Tax Credit Equity Syndications (Equity Raised)	$243,989	$11,190	$335,320	$15,923
Tax Credit Acquisition Production	$191,280	$—	$333,830	$—
Conventional Equity Production	$13,094	$458	$16,909	$592
Taxable Construction Loan Production (generating a weighted average spread of .79%)	$95,276	$460	$224,967	$898
Taxable Permanent Loan Production	$167,837	$2,193	$229,801	$3,320
Supplemental Loan Production	$9,102	$7	$20,846	$80
OTHER INFORMATION:
Balance as of 6/30/04 of Permanent Loan Servicing Portfolio under Management	$1,235,498	$1,132		$2,243
Balance as of 6/30/04 of Equity Syndication Portfolio under Management	$5,697,218	$4,825		$10,522

MUNICIPAL MORTGAGE & EQUITY, LLC
PARTICIPATING BOND PORTFOLIO
NET OPERATING INCOME - TREND
As of June 30, 2004

		Q2 2003	Q1 2004	Q2 2004	Q2’04/	Q1’04/
	Property	Actual	Actual	Actual (2)	Q2 ’03	Q1 ’04
	Alban	247,847	260,256	239,829	-3.2%	-7.8%
(1)	Arlington	-47,648	-96,639	-19,763	-58.5%	-79.5%
	Barkley Place	338,357	352,382	359,519	6.3%	2.0%
(1)	Barrington at Beach Street	105,449	218,642	340,704	223.1%	55.8%
	Cobblestone	140,885	168,134	160,898	14.2%	-4.3%
(1)	Cool Springs	4,165	25,156	30,421	630.4%	20.9%
	Creekside	284,987	237,374	230,403	-19.2%	-2.9%
	Crossings	168,809	181,815	188,970	11.9%	3.9%
	Gilman Meadows	139,564	146,071	149,696	7.3%	2.5%
	Hamilton Grove	174,422	170,549	222,546	27.6%	30.5%
	Jefferson Commons	351,133	321,581	340,040	-3.2%	5.7%
	Lakeview	182,750	173,442	178,679	-2.2%	3.0%
	Mallard I	24,999	34,649	32,971	31.9%	-4.8%
	Mallard II	97,454	73,779	94,296	-3.2%	27.8%
	Montclair	362,277	311,379	335,575	-7.4%	7.8%
	Newport Village	159,181	233,677	215,102	35.1%	-7.9%
	Nicollet Ridge	250,242	312,816	405,217	61.9%	29.5%
	Palisades Park	255,158	238,916	275,723	8.1%	15.4%
	Riverset I	329,930	379,173	433,310	31.3%	14.3%
	Riverset II	120,781	150,770	134,043	11.0%	-11.1%
	Steeplechase Falls	368,704	354,425	374,792	1.7%	5.7%
	Meadows	125,259	94,047	120,325	-3.9%	27.9%
	Timber Ridge	125,030	123,584	124,072	-0.8%	0.4%
	Villas at LaRiviera	209,711	231,406	230,711	10.0%	-0.3%
	Whispering Lake	325,721	211,201	281,889	-13.5%	33.5%

	Total	4,845,167	4,908,585	5,479,968	13.1%	11.6%

	Same Store Growth	4,783,201	4,761,426	5,128,605	7.2%	7.7%

(1) In Lease-up. Quarterly totals are not included in Same Store Growth calculations.

(2) Q2 2004 includes April and May actuals plus the June budget.

Real Estate Table

			Occupancy
			Month Ended	Month Ended	Month Ended	Month Ended
	Month/Year	Apartment	Jun 30	Mar 31	Jun 30	Jun 30
Apartment Community	Acquired	Units	2004	2004	2003	2002
Participating Mortgage Bonds:
Alban Place	Sep-86	194	93.8%	91.8%	91.2%	94.8%
Cobblestone	Aug-99	184	93.5%	94.6%	95.7%	95.1%
Creekside Village	Nov-87	296	95.6%	95.6%	98.3%	99.3%
Crossings	Jan-97	200	92.5%	95.5%	89.5%	95.5%
Jefferson Commons	Dec-00	173	87.9%	87.9%	85.5%	91.9%
Lakeview	Sep-87	180	96.1%	97.2%	98.9%	96.1%
Timber Ridge	Dec-00	168	95.8%	98.2%	94.0%	97.6%
Villas at LaRiviera	Jun-99	199	85.9%	93.5%	80.5%	81.5%

Subtotal Participating Mortgage Bonds		1,594

Mortgage Bonds
Applewood (a.k.a. Paola)	Jul-99	48	97.9%	97.9%	95.8%	91.7%
Autumn Oaks/Crest at Thousand Oaks	Feb-03	410	92.7%	89.8%	86.6%	N/A
Charter House (2)	Dec-96	—	N/A	N/A	N/A	N/A
Cielo Vista	Aug-99	378	95.8%	96.0%	96.3%	95.0%
Country Club	Jul-99	101	63.4%	68.3%	81.2%	90.1%
Delta Village	Jun-99	80	95.0%	96.3%	97.5%	100.0%
Diamond Fork	Feb-04	60	90.0%	93.3%	N/A	N/A
Elmbrooke	Aug-00	54	100.0%	100.0%	100.0%	100.0%
Florida A&M	Feb-00	96	89.6%	96.9%	57.3%	69.8%
Fort Branch	Dec-00	250	91.2%	96.4%	88.0%	19.6%
Gannon (Dade) (3)	Feb-98	575	91.5%	92.5%	96.3%	95.5%
Gannon (St. Louis)	Feb-98	336	87.8%	84.5%	93.5%	92.9%
Hidden Brooks (8)	Sep-01	201	95.5%	94.5%	71.6%	80.6%
Hidden Valley	Dec-96	82	92.7%	74.4%	90.2%	92.7%
Honey Creek	Mar-99	656	90.7%	91.9%	89.6%	95.1%
Jefferson at Town Lake	Dec-02	216	83.8%	88.9%	N/A	N/A
Lake Piedmont	Apr-98	648	91.0%	90.7%	92.1%	95.2%
Monroe (Oakmont, Towne Oak) (8)	Dec-98	364	94.8%	90.7%	93.7%	98.9%
Mountain View (Willowgreen)	Nov-86	241	97.1%	90.5%	94.6%	98.3%
Northridge Park II	Aug-87	128	99.2%	98.4%	99.2%	96.9%
Oakbrook	Dec-96	170	87.6%	81.2%	83.5%	95.3%
Oklahoma City (4)	Aug-98	774	91.6%	92.2%	90.9%	91.3%
Orangevale	Apr-98	64	100.0%	100.0%	100.0%	98.4%
Parkwood	Jun-99	180	90.6%	98.9%	97.2%	97.8%
Pointe at St. Joseph	Nov-03	202	93.1%	90.1%	N/A	N/A
Riverset II (1)	Jan-96	—	N/A	N/A	N/A	N/A
Riverview	Jun-00	228	93.4%	98.2%	96.1%	73.7%
Sahuarita (8)	Jun-99	52	82.7%	82.7%	73.1%	100.0%
Santa Fe Springs	Jun-00	310	91.9%	94.2%	78.1%	91.9%
Shadowbrook (8)	Jun-99	193	99.0%	94.8%	95.3%	97.4%
Silver Springs	Dec-99	250	94.0%	83.6%	92.4%	70.0%
Southwind	Aug-00	88	95.5%	100.0%	100.0%	100.0%
Torries Chase	Dec-96	99	79.8%	88.9%	91.9%	92.9%
Village Apartments	May-00	210	96.7%	95.7%	95.2%	96.2%
Village at Stone Mountain	Oct-97	722	92.5%	92.5%	84.9%	91.6%
Village Green	Feb-00	200	88.5%	92.0%	81.5%	86.5%
Weatherstone	Sep-00	100	99.0%	99.0%	97.0%	91.0%
Western Hills (8)	Dec-98	80	66.3%	66.3%	70.0%	95.0%
Willow Key	Mar-99	384	94.8%	96.1%	93.5%	99.5%
Woodglen	Dec-99	250	74.0%	80.0%	79.6%	90.8%
Woodmark	Jun-99	173	97.1%	98.8%	97.1%	98.3%

Subtotal Mortgage Bonds		9,653

Real Estate Table

			Avg. Monthly Rent
			Per Apartment Unit
			Month Ended	Month Ended	Month Ended	Month Ended
	Month/Year	Apartment	Jun 30	Mar 31	Jun 30	Jun 30
Apartment Community	Acquired	Units	2004	2004	2003	2002
Participating Mortgage Bonds:
Alban Place	Sep-86	194	974	970	943	924
Cobblestone	Aug-99	184	589	590	589	572
Creekside Village	Nov-87	296	617	613	596	559
Crossings	Jan-97	200	768	765	757	749
Jefferson Commons	Dec-00	173	1,227	1,227	1,216	1,361
Lakeview	Sep-87	180	747	744	718	695
Timber Ridge	Dec-00	168	493	499	468	464
Villas at LaRiviera	Jun-99	199	729	742	708	682

Subtotal Participating Mortgage Bonds		1,594

Mortgage Bonds
Applewood (a.k.a. Paola)	Jul-99	48	566	566	518	502
Autumn Oaks/Crest at Thousand Oaks	Feb-03	410	529	526	534	N/A
Charter House (2)	Dec-96	—	N/A	N/A	N/A	N/A
Cielo Vista	Aug-99	378	423	422	423	424
Country Club	Jul-99	101	441	452	451	438
Delta Village	Jun-99	80	624	616	585	578
Diamond Fork	Feb-04	60	671	670	N/A	N/A
Elmbrooke	Aug-00	54	1,085	1,080	1,063	1,021
Florida A&M	Feb-00	96	1,585	1,580	1,380	1,385
Fort Branch	Dec-00	250	680	688	734	830
Gannon (Dade) (3)	Feb-98	575	838	834	815	748
Gannon (St. Louis)	Feb-98	336	606	602	592	573
Hidden Brooks (8)	Sep-01	201	825	823	1,036	1,057
Hidden Valley	Dec-96	82	593	588	575	552
Honey Creek	Mar-99	656	526	493	542	560
Jefferson at Town Lake	Dec-02	216	1,434	1,439	N/A	N/A
Lake Piedmont	Apr-98	648	486	498	494	476
Monroe (Oakmont, Towne Oak) (8)	Dec-98	364	486	491	489	482
Mountain View (Willowgreen)	Nov-86	241	648	649	643	628
Northridge Park II	Aug-87	128	1,012	1,022	1,007	1,053
Oakbrook	Dec-96	170	458	468	462	430
Oklahoma City (4)	Aug-98	774	488	487	491	481
Orangevale	Apr-98	64	1,005	969	968	958
Parkwood	Jun-99	180	501	497	479	464
Pointe at St. Joseph	Nov-03	202	720	729	N/A	N/A
Riverset II (1)	Jan-96	—	N/A	N/A	N/A	N/A
Riverview	Jun-00	228	645	655	655	658
Sahuarita (8)	Jun-99	52	588	588	446	529
Santa Fe Springs	Jun-00	310	597	596	594	592
Shadowbrook (8)	Jun-99	193	523	521	506	484
Silver Springs	Dec-99	250	770	766	777	809
Southwind	Aug-00	88	783	783	737	711
Torries Chase	Dec-96	99	514	506	441	498
Village Apartments	May-00	210	586	586	585	568
Village at Stone Mountain	Oct-97	722	767	731	757	733
Village Green	Feb-00	200	634	638	637	638
Weatherstone	Sep-00	100	801	800	804	812
Western Hills (8)	Dec-98	80	521	528	523	502
Willow Key	Mar-99	384	707	708	706	655
Woodglen	Dec-99	250	730	730	676	641
Woodmark	Jun-99	173	707	696	680	680

Subtotal Mortgage Bonds		9,653

Real Estate Table

			Occupancy
			Month Ended	Month Ended	Month Ended	Month Ended
	Month/Year	Apartment	Jun 30	Mar 31	Jun 30	Jun 30
Apartment Community	Acquired	Units	2004	2004	2003	2002
Participating Subordinate Mortgage Bonds:
Barkley Place	May-87	156	96.8%	97.4%	95.5%	89.7%
Gilman Meadows	Mar-87	125	91.2%	92.0%	93.6%	90.4%
Hamilton Chase	Feb-87	300	96.0%	94.7%	92.7%	93.7%
Mallard Cove I & II	Feb-87	198	95.5%	94.4%	94.9%	90.4%
Meadows	Jan-88	200	94.5%	88.0%	93.0%	94.0%
Montclair	Oct-86	159	88.1%	87.4%	93.1%	97.5%
Newport Village	Dec-86	220	93.2%	97.7%	84.1%	94.1%
Nicollet Ridge	Dec-87	339	92.0%	87.9%	90.9%	92.0%
Riverset II	Jan-96	148	95.0%	94.8%	89.0%	86.8%
Steeplechase	Oct-88	450	95.6%	94.7%	95.1%	92.9%
Whispering Lake	Oct-87	384	89.6%	84.6%	93.8%	93.5%

Subtotal Participating Subordinate Mortgage Bonds		2,679

Subordinate Mortgage Bonds:
CAPREIT	Sep-99	—	N/A	N/A	N/A	N/A
Farmington Meadows	Aug-99	69	98.6%	100.0%	100.0%	100.0%
Independence Ridge	Aug-96	336	77.4%	76.5%	75.9%	81.8%
Locarno	Aug-96	110	91.8%	89.1%	89.1%	81.8%
Olde English Manor	Nov-99	—	N/A	N/A	N/A	N/A
Peaks of Conyer	Sep-01	260	89.2%	88.1%	75.2%	87.3%
Rillito Village	Jul-00	—	N/A	N/A	N/A	N/A

Subtotal Subordinate Mortgage Bonds		775

Other Bond Related Investments:
Briarwood	Dec-98	600	96.3%	97.5%	98.3%	97.5%
Cinnamon Ridge	Dec-97	264	90.2%	89.4%	97.3%	98.1%
Golfside Villas (f.k.a. Club West)	Mar-99	194	99.5%	99.5%	99.5%	99.5%
Park at Landmark	Sep-00	396	93.4%	94.7%	95.7%	94.9%
Poplar Glen	Jun-97	191	93.2%	94.2%	93.2%	95.8%
RITES - Charter House	Dec-96	280	91.1%	92.5%	92.5%	98.2%
RITES - Indian Lakes (8)	Jul-97	296	98.6%	96.6%	90.9%	88.5%
RITES - LaPaloma	Apr-99	120	98.3%	99.2%	100.0%	99.2%
RITES - LeMirador (Coleman Senior)	Apr-98	141	86.5%	84.4%	83.7%	92.9%
RITES - Museum Towers	Apr-01	286	95.8%	95.8%	95.8%	87.4%
RITES - Olde English Manor	Jun-98	264	85.2%	76.9%	76.5%	90.5%
RITES - Palisades Park	Feb-98	304	95.4%	97.4%	93.8%	97.4%
RITES - Pavillion	Apr-99	132	98.5%	98.5%	100.0%	100.0%
RITES - Rancho/Villas	May-00	417	74.4%	82.3%	88.6%	92.1%
RITES - Rillito Village	Aug-98	272	92.3%	91.5%	89.3%	91.2%
RITES- Riverset (1)	Aug-88	352	95.0%	94.8%	89.0%	86.8%
RITES -Riverset II (1)	Jan-96	—	N/A	N/A	N/A	N/A
RITES - Sienna (a.k.a. Italian Gardens)	Apr-98	140	85.7%	85.7%	90.0%	83.6%
RITES - Sonterra	May-98	156	94.9%	93.6%	87.8%	94.2%
RITES - Southgate Crossings	Jun-97	215	94.4%	95.3%	98.1%	97.2%

Subtotal Other Bond Related Investments		5,020

Total Units/Weighted Average Investments		19,721	91.8%	91.8%	90.8%	91.8%

Total/Same Stores (5) 2001		18,833	91.9%	91.9%	90.9%	91.8%
Total/Same Stores (5) 2002		19,243	91.9%	91.9%	90.8%

Real Estate Table

			Avg. Monthly Rent
			Per Apartment Unit
			Month Ended	Month Ended	Month Ended	Month Ended
	Month/Year	Apartment	Jun 30	Mar 31	Jun 30	Jun 30
Apartment Community	Acquired	Units	2004	2004	2003	2002
Participating Subordinate Mortgage Bonds:
Barkley Place	May-87	156	2,167	2,156	2,094	2,068
Gilman Meadows	Mar-87	125	989	990	993	1,020
Hamilton Chase	Feb-87	300	620	625	624	613
Mallard Cove I & II	Feb-87	198	721	721	714	748
Meadows	Jan-88	200	612	614	605	611
Montclair	Oct-86	159	1,896	1,885	1,836	1,820
Newport Village	Dec-86	220	863	854	854	839
Nicollet Ridge	Dec-87	339	987	965	954	942
Riverset II	Jan-96	148	719	739	702	706
Steeplechase	Oct-88	450	628	629	613	590
Whispering Lake	Oct-87	384	651	647	656	639

Subtotal Participating Subordinate Mortgage Bonds		2,679

Subordinate Mortgage Bonds:
CAPREIT	Sep-99	—	N/A	N/A	N/A	N/A
Farmington Meadows	Aug-99	69	816	814	814	814
Independence Ridge	Aug-96	336	555	555	554	551
Locarno	Aug-96	110	890	874	887	877
Olde English Manor	Nov-99	—	N/A	N/A	N/A	N/A
Peaks of Conyer	Sep-01	260	693	694	726	738
Rillito Village	Jul-00	—	N/A	N/A	N/A	N/A

Subtotal Subordinate Mortgage Bonds		775

Other Bond Related Investments:
Brianwood	Dec-98	600	670	666	642	603
Cinnamon Ridge	Dec-97	264	962	972	952	917
Golfside Villas (f.k.a. Club West)	Mar-99	194	610	610	618	618
Park at Landmark	Sep-00	396	1,107	1,085	1,058	1,066
Poplar Glen	Jun-97	191	1,014	1,014	991	938
RITES - Charter House	Dec-96	280	629	628	625	619
RITES - Indian Lakes (8)	Jul-97	296	804	795	785	785
RITES - LaPaloma	Apr-99	120	684	646	643	619
RITES - LeMirador (Coleman Senior)	Apr-98	141	845	836	858	871
RITES - Museum Towers	Apr-01	286	1,389	1,389	1,389	1,367
RITES - Olde English Manor	Jun-98	264	501	501	500	479
RITES - Palisades Park	Feb-98	304	565	560	559	545
RITES - Pavillion	Apr-99	132	719	661	672	675
RITES - Rancho/Villas	May-00	417	544	544	546	487
RITES - Rillito Village	Aug-98	272	477	479	471	440
RITES - Riverset (1)	Aug-88	352	724	735	498	693
RITES - Riverset II (1)	Jan-96	—	N/A	N/A	N/A	N/A
RITES - Sienna (a.k.a. Italian Gardens)	Apr-98	140	815	813	812	857
RITES - Sonterra	May-98	156	910	911	861	847
RITES - Southgate Crossings	Jun-97	215	1,030	1,034	1,005	981

Subtotal Other Bond Related Investments		5,020

Total Units/Weighted Average Investments		19,721	725	721	705	702

Total/Same Stores (5) 2001		18,833	721	717	709	702
Total/Same Stores (5) 2002		19,243	717	713	705

Real Estate Table

			Occupancy
			Month Ended	Month Ended	Month Ended	Month Ended
	Month/Year	Apartment	Jun 30	Mar 31	Jun 30	Jun 30
Apartment Community	Acquired	Units	2004	2004	2003	2002
Construction/Substantial Rehab Properties and Other Investments
Alta Ridenour	Jun-04	252	N/A	N/A	N/A	N/A
Arlington	Dec-00	176	40.3%	40.3%	34.1%	N/A
Barrington at Beach Street	Oct-00	398	81.2%	84.9%	65.1%	39.2%
Bedford Park	Oct-00	312	69.2%	53.5%	69.6%	75.6%
Brookside Park	Dec-03	200	N/A	N/A	N/A	N/A
CAPREIT Joint Venture (6)	Jun-02	6,475	93.6%	93.3%	95.6%	96.0%
CAPREIT TERA(7)	Mar-01	2,942	94.5%	94.1%	94.2%	93.2%
Cedar Park Ranch	Aug-03	180	N/A	N/A	N/A	N/A
Columbia Knoll	Apr-04	326	N/A	N/A	N/A	N/A
Chancellor	Nov-01	101	N/A	N/A	N/A	N/A
Chancellor II	Mar-02	46	N/A	N/A	N/A	N/A
City Views at Rosa Burney Park (8)	Dec-02	180	68.3%	68.9%	80.6%	N/A
Cool Springs	Aug-00	124	72.6%	63.7%	54.8%	28.2%
Coronel Village	Apr-02	48	N/A	N/A	N/A	N/A
Desert Tree Estates	Sep-03	196	N/A	N/A	N/A	N/A
Eden Park	May-03	104	N/A	N/A	N/A	N/A
Evergreen at Mesquite	Aug-03	200	N/A	N/A	N/A	N/A
Evergreen at Plano	May-04	250	N/A	N/A	N/A	N/A
Glenwood Farms (8)	Nov-03	294	78.2%	86.7%	N/A	N/A
Lake Pleasant Village	May-03	152	N/A	N/A	N/A	N/A
Las Trojas	Mar-02	49	N/A	N/A	N/A	N/A
Liberty Park Townhomes (8)	Feb-03	184	81.0%	84.8%	64.7%	N/A
Lincoln Corner	Dec-01	134	73.9%	29.9%	N/A	N/A
Madison Chase	Jun-04	230	N/A	N/A	N/A	N/A
McEver Vineyards	Nov-03	221	N/A	N/A	N/A	N/A
Meridian at Bridgewater	Nov-99	90	83.3%	90.0%	82.2%	71.1%
North White Road	Nov-01	157	67.5%	61.8%	N/A	N/A
Oak Grove Commons	Dec-01	168	60.1%	54.8%	23.8%	N/A
Oaks at Riverview	Mar-04	45	N/A	N/A	N/A	N/A
Olathe Senior Residences	Dec-02	144	N/A	N/A	N/A	N/A
Osborne Place Manor	Dec-02	50	N/A	N/A	N/A	N/A
Penn Valley	Dec-01	42	N/A	N/A	N/A	N/A
Providence at Rush Creek	Jan-04	144	N/A	N/A	N/A	N/A
Riverview Manor	Dec-03	120	N/A	N/A	N/A	N/A
Rocky Creek	Dec-03	200	N/A	N/A	N/A	N/A
Rose Cove	Feb-04	124	73.4%	63.7%	N/A	N/A
Sanger Trails	Dec-02	208	64.9%	51.9%	N/A	N/A
Sterlingshire	Dec-03	200	80.0%	85.5%	N/A	N/A
Stonehouse Valley	Jun-04	248	N/A	N/A	N/A	N/A
Sycamore Senior Village	Jun-02	300	N/A	N/A	N/A	N/A
Tranquility Bay	Jun-04	246	N/A	N/A	N/A	N/A
Village at Sun Valley	May-00	276	83.0%	75.0%	82.6%	60.1%
Walnut Grove	Jul-03	60	51.7%	31.7%	N/A	N/A
Walnut Tree	Mar-02	64	N/A	N/A	N/A	N/A
Westchase	Mar-04	224	N/A	N/A	N/A	N/A
Woodland Village	May-03	198	76.8%	60.6%	N/A	N/A

Subtotal Construction/Rehab Properties		17,082

Total Units		36,803

Real Estate Table

			Avg. Monthly Rent
			Per Apartment Unit
			Month Ended	Month Ended	Month Ended	Month Ended
	Month/Year	Apartment	Jun 30	Mar 31	Jun 30	Jun 30
Apartment Community	Acquired	Units	2004	2004	2003	2002
Construction/Substantial Rehab Properties and Other Investments
Alta Ridenour	Jun-04	252	N/A	N/A	N/A	N/A
Arlington	Dec-00	176	1,390	1,390	1,389	N/A
Barrington at Beach Street	Oct-00	398	798	800	800	847
Bedford Park	Oct-00	312	475	498	434	547
Brookside Park	Dec-03	200	N/A	N/A	N/A	N/A
CAPREIT Joint Venture (6)	Jun-02	6,475	723	720	745	739
CAPREIT TERA (7)	Mar-01	2,942	600	601	605	630
Cedar Park Ranch	Aug-03	180	N/A	N/A	N/A	N/A
Columbia Knoll	Apr-04	326	N/A	N/A	N/A	N/A
Chancellor	Nov-01	101	N/A	N/A	N/A	N/A
Chancellor II	Mar-02	46	N/A	N/A	N/A	N/A
City Views at Rosa Burney Park (8)	Dec-02	180	577	726	569	N/A
Cool Springs	Aug-00	124	2,003	1,965	1,936	1,947
Coronel Village	Apr-02	48	N/A	N/A	N/A	N/A
Desert Tree Estates	Sep-03	196	N/A	N/A	N/A	N/A
Eden Park	May-03	104	N/A	N/A	N/A	N/A
Evergreen at Mesquite	Aug-03	200	N/A	N/A	N/A	N/A
Evergreen at Plano	May-04	250	N/A	N/A	N/A	N/A
Glenwood Farms (8)	Nov-03	294	533	530	N/A	N/A
Lake Pleasant Village	May-03	152	N/A	N/A	N/A	N/A
Las Trojas	Mar-02	49	N/A	N/A	N/A	N/A
Liberty Park Townhomes (8)	Feb-03	184	892	892	490	N/A
Lincoln Corner	Dec-01	134	1,489	1,489	N/A	N/A
Madison Chase	Jun-04	230	N/A	N/A	N/A	N/A
McEver Vineyards	Nov-03	221	N/A	N/A	N/A	N/A
Meridian at Bridgewater	Nov-99	90	3,496	3,496	3,818	3,496
North White Road	Nov-01	157	1,174	1,174	N/A	N/A
Oak Grove Commons	Dec-01	168	529	534	N/A	N/A
Oaks at Riverview	Mar-04	45	N/A	N/A	N/A	N/A
Olathe Senior Residences	Dec-02	144	N/A	N/A	N/A	N/A
Osborne Place Manor	Dec-02	50	N/A	N/A	N/A	N/A
Penn Valley	Dec-01	42	N/A	N/A	N/A	N/A
Providence at Rush Creek	Jan-04	144	N/A	N/A	N/A	N/A
Riverview Manor	Dec-03	120	N/A	N/A	N/A	N/A
Rocky Creek	Dec-03	200	N/A	N/A	N/A	N/A
Rose Cove	Feb-04	124	641	641	N/A	N/A
Sanger Trails	Dec-02	208	645	645	N/A	N/A
Sterlingshire	Dec-03	200	555	482	N/A	N/A
Stonehouse Valley	Jun-04	248	N/A	N/A	N/A	N/A
Sycamore Senior Village	Jun-02	300	N/A	N/A	N/A	N/A
Tranquility Bay	Jun-04	246	N/A	N/A	N/A	N/A
Village at Sun Valley	May-00	276	666	691	684	681
Walnut Grove	Jul-03	60	451	450	N/A	N/A
Walnut Tree	Mar-02	64	N/A	N/A	N/A	N/A
Westchase	Mar-04	224	N/A	N/A	N/A	N/A
Woodland Village	May-03	198	555	555	N/A	N/A

Subtotal Construction/Rehab Properties		17,082

Total Units		36,803

(1) The Company owns a participating bond, a participating subordinate bond and a RITES interest collateralized by the Riverset property.

(2) The Company owns a non-participating bond and a RITES interest collateralized by the Charter House property.

(3) The Dade Gannon Portfolio represents three properties.

(4) The Oklahoma City Portfolio represents three properties.

(5) Same Store includes only properties reporting for all three quarters.

(6) CAPREIT Joint Venture represents twenty-one properties (not included previously in CAPREIT Portfolio). February 2004 Average Rent used in place of March 2004.

(7) The CAPREIT TERA Portfolio represents eleven properties. May 2004 Average Rent used in place of June 2004.

(8) May 2004 Occupancy used in place of June 2004.